                                                                  Exhibit (9)(d)

                                  APPENDIX A
                                    to the
                          Co-Administration Agreement
                       between Compass Capital Funds/SM/
                        and Compass Capital Group, Inc.


                                              Class of
Name of Portfolio                               Shares
-----------------                             --------

Small Cap Value Equity
  Portfolio...........                        Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Small Cap Growth Equity
  Portfolio..........                         Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Growth Equity Portfolio.....                  Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Value Equity Portfolio.....                   Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Select Equity Portfolio.....                  Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Index Equity Portfolio.....                   Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

                                              Class of
Name of Portfolio                              Shares
-----------------                             --------

International Equity                          Institutional
  Portfolio................                   Service
                                              Investor A
                                              Investor B
                                              Investor C

International Emerging
 Markets Portfolio........                    Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Balanced Portfolio........                    Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Low Duration Bond
 Portfolio...............                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Intermediate Bond
 Portfolio...............                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Intermediate Government
 Bond Portfolio..........                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C
Government Income
 Portfolio...............                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

                                              Class of
Name of Portfolio                             Shares
-----------------                             --------

Core Bond Portfolio......                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C


Managed Income Portfolio..                    Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

International Bond
 Portfolio...............                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Tax-Free Income
 Portfolio...............                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Pennsylvania Tax-Free
 Income Portfolio........                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

New Jersey Tax-Free
 Income Portfolio........                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Ohio Tax-Free Income
 Portfolio...............                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

                                              Class of
Name of Portfolio                             Shares
-----------------                             --------

Money Market Portfolio...                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Municipal Money Market
 Portfolio...............                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

U.S. Treasury Money
 Market Portfolio........                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Ohio Municipal Money
 Market Portfolio........                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Pennsylvania Municipal
 Money Market Portfolio..                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

North Carolina Municipal
 Money Market Portfolio...                    Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

New Jersey Municipal Money
 Market Portfolio.........                    Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

                                              Class of
Name of Portfolio                              Shares
-----------------                             --------

Virginia Municipal Money
 Market Portfolio.........                    Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Multi-Sector Mortgage
 Securities Portfolio III                     Institutional

Mid-Cap Growth Equity
 Portfolio...............                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C

Mid-Cap Value Equity
  Portfolio..............                     Institutional
                                              Service
                                              Investor A
                                              Investor B
                                              Investor C


Agreed to and accepted as of _______________, 1996:

COMPASS CAPITAL FUNDS/SM/


By:____________________________

COMPASS CAPITAL GROUP, INC.


By:____________________________